Related Party Disclosures	6 Months Ended
Dec. 31, 2024
Related Party Disclosures [Abstract]
RELATED PARTY DISCLOSURES
28.	RELATED PARTY DISCLOSURES

Balances between the Company and its subsidiaries which are related parties of the Company have been eliminated on consolidation and are not disclosed in this note. Details of percentage of ordinary shares held in subsidiaries are disclosed in Note 31 to the financial statements. Note 31 provides information about the group’s structure including the details of the subsidiaries and the holding company.

During the half year ended 31 December 2024 the Company received capital contributions from European Lithium Limited (ASX: EUR), being the previous parent entity of the Company of $1,737,438 (note 18). As at 31 December 2024, the amount owing was $6,008,590 (30 June 2024: $4,268,857).